                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            _________________________

         Date of Report (Date of earliest event reported): June 1, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 TRV-C1 TRUST)
             (Exact name of registrant as specified in its charter)

       DELAWARE                    001-13971                    13-3891329
   (State or other               (Commission                (I. R. S. Employer
   jurisdiction  of               File Number)              Identification No.)
    incorporation)

                WORLD FINANCIAL CENTER,                           10080
                  NEW YORK,  NEW YORK                          (Zip Code)
                 (Address of principal
                  executive offices)
                           __________________________

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  None.

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  None.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

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ITEM 5.           OTHER EVENTS

         99.1 Distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates on June 1, 2004.

                           For information with respect to the underlying
                  securities held by Public STEERS(R) Series 1998 TRV-C1 Trust, please refer to Citigroup Inc.'s (Commission file number 001-09924) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer and underlying securities guarantor have filed electronically with the SEC.

                           Although we have no reason to believe the information
                  concerning the underlying securities, the underlying securities issuer, the guarantee or the underlying securities guarantor contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities or the guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and the underlying securities guarantor as you would obtain and evaluate if your investment were directly in the underlying securities, the guarantee or in other securities issued by the underlying securities issuer or underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial statements of business acquired.

                      Not applicable.

                  (b) Pro forma financial information.

                      Not applicable.

                  (c) Exhibits.

                  99.1 Trustee's report in respect of the June 1, 2004 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable.

ITEM 9.           REGULATION FD DISCLOSURE

                  None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

                  None.

ITEM 11.          TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS

                  Not applicable.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH DEPOSITOR, INC.

         Date: June 7, 2004                        By:    /s/ Brian Barrett
                                                   ------------------------
                                                   Name:  Brian Barrett
                                                   Title: President






                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the June 1, 2004 distribution to holders of the Public STEERS(R) Series 1998 TRV-C1 Trust Certificates.